31 Confidential & Proprietary Adjusted EBITDA Reconciliation (per Credit Agreement) ($ in millions) FY 2018 FY 2019 FY 2020 Consolidated Net Income $168.3 $99.0 ($243.6) Extraordinary Gains and Losses, and Unusual Items 14.0 28.4 114.7 Income Tax Expense 68.8 61.2 21.6 Consolidated Interest Charges 104.3 134.8 156.3 Depreciation & Amortization 199.8 237.1 261.9 Non-Cash Stock-based Compensation 33.7 45.8 63.9 Other Non-Cash Charges 14.2 56.8 (40.8) Non-Recurring Charges Related to Permitted Transactions 4.1 32.9 217.6 Unrealized FX Loss (Gain) 22.1 (3.0) 17.2 Realized Non-Cash FX loss (Gain) (1.6) 0.7 -- Unrealized Non-Cash Losses / (Gains) in Connection with Swap Contracts (3.8) 35.4 27.6 Pro Forma Adjustments 28.8 30.8 41.8 Adjusted EBITDA $652.8 $759.9 $638.2 1) Includes $41mm of synergies related to the acquisition of eNett/Optal 1) EXHIBIT 99.2